SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 27, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                Teleconnect Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Parque Tecnologico de Andalucia, Edif. Estepona Business Park 2 C/ Severo Ochoa, No. 16-20, 1a, Campanillas, Malaga 28590, Spain
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                    (Address of principal executive offices)

                               011-34-95-202-9400
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              (Registrant's telephone number, including area code)

                                       N/A
 ------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

    Florida                          0-230611                    52-2137517
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

      The Management Agreement between Teleconnect Inc. ("Teleconnect") and Mr. Walter Herman de Haas and his management company, Shareworks Espana, S.L., dated October 29, 2004 (the "Agreement") was mutually terminated by the parties effective February 23, 2006.

      The Agreement provided for Mr. de Haas to become a director and the Executive Vice President of Teleconnect and to be the Administrator of Teleconnect Communicaciones, S.A., the wholly owned subsidiary of Teleconnect in Spain. There were no early termination penalties incurred by Teleconnect.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective October 23, 2006, the Management Agreement between Teleconnect and Mr. Walter Herman de Haas and his management company, Shareworks Espana, S.L., was mutually terminated by the parties. As a result, Mr. de Haas resigned as a director and all officer positions with Teleconnect and its subsidiary, Teleconnect Communicaciones, S.A. To complete the compensation due to Mr. de Haas and to repurchase the shares of the common stock of Teleconnect owned by Mr. de Haas, Teleconnect issued three promissory notes of 15,000 (EURO) each to Mr. de Haas.

      Mr. Gustavo Gomez continues his positions as the sole director, Chief Executive Officer and President of Teleconnect Inc. There have been no appointments to replace Mr. de Haas to any of his former positions.

Item 9.01 Exhibits

Exhibit 10.1 Management Agreement between Teleconnect and Walter Herman de Haas and Shareworks Espana, S.L. dated October 29, 2004, is incorporated by reference to Exhibit 10.2 to the Form 10-KSB annual report of Teleconnect for its fiscal year ended September 30, 2005.

Exhibit     10.2  Termination   Agreement  dated  February  23,  2006,   between
            Teleconnect and Walter Herman de Haas and Shareworks Espana, S.L.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2006                           Teleconnect Inc.
                                                  /s/ Gustavo Gomez
                                                  ------------------------------
                                                  Gustavo Gomez, Chief Executive
                                                  Officer and President